UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Computer Software Innovations, Inc. (the “Company”) is filing this Current Report on Form 8-K/A solely to correct certain formatting and transposition errors contained in one of the financial statements furnished as part of Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed March 16, 2007. Specifically, corrections were made to “Computer Software Innovations, Inc. Pro Forma Combined Statement of Operations For the Nine Months Ended September 30, 2006 (Unaudited)” as follows:

•	the numbers in the first two columns of the line for Operating Expenses – Salaries, wages and benefits (excluding stock-based compensation) were transposed when formatting;

•	the number in the third column of the line for Income Tax Expense (Benefit) was changed from $206,150 to $206,149; and

•	the number in the fourth column of the line for Income Tax Expense (Benefit) was changed from $230,975 to $230,974.

We are furnishing a new Exhibit 99.3 to replace the original in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

We are filing as Exhibit 99.1 the audited financial statements of McAleer for the fiscal years ended December 31, 2004 and 2005, and as Exhibit 99.2 the unaudited financial statements of McAleer for the nine months ended September 30, 2006 and 2005.

(b)	Pro Forma Financial Information.

Pursuant to Item 9.01(b), we are furnishing as Exhibit 99.3 the unaudited pro forma combined financial information of the Company and McAleer.

(d)	Exhibits.

The following exhibits are filed or furnished as part of this report:

Exhibit Number	Description

*10.1	Warrant Amendment and Exchange Agreement between Computer Software Innovations, Inc. and Barron Partners LP dated December 29, 2006.

*10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant “A-1” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant “A-2” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.4	Computer Software Innovations, Inc. Common Stock Purchase Warrant “B-1” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

Exhibit Number	Description

*10.5	Computer Software Innovations, Inc. Common Stock Purchase Warrant “B-2” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.6	Amended and Restated Loan and Security Agreement between RBC Centura Bank and Computer Software Innovations, Inc. dated January 2, 2007.

*10.7	Commercial Promissory Note in the Amount of $5,500,000 payable by Computer Software Innovations, Inc. to RBC Centura Bank dated January 2, 2007.

*10.8	Commercial Promissory Note in the Amount of $800,000 payable by Computer Software Innovations, Inc. to RBC Centura Bank dated January 2, 2007.

*10.9	Consulting Agreement between Computer Software Innovations, Inc. and William J. McAleer dated December 2, 2006.

*10.10	Confidentiality, Noncompetition and Nonsolicitation Agreement by and among Computer Software Innovations, Inc.; McAleer Computer Associates, Inc.; and William J. McAleer dated January 2, 2007.

*10.11	Bill of Sale by McAleer Computer Associates, Inc. in favor of Computer Software Innovations, Inc. dated January 2, 2007.

*10.12	Assignment and Assumption Agreement between McAleer Computer Associates, Inc. and Computer Software Innovations, Inc. (executed January 2, 2007).

*10.13	Warranty Deed from McAleer Computer Associates, Inc. to Computer Software Innovations dated January 2, 2007.

*10.14	Promissory Note in the amount of $525,000 payable by Computer Software Innovations, Inc. to McAleer Computer Associates, Inc. dated January 1, 2007.

*10.15	Mortgage granted by Computer Software Innovations, Inc. to BILLYMC, Inc. dated January 2, 2007.

*10.16	Asset Purchase Agreement for the Acquisition of Assets of McAleer Computer Associates, Inc. by Computer Software Innovations, Inc. dated November 27, 2006 among Computer Software Innovations, Inc., McAleer Computer Associates, Inc. and William J. McAleer, incorporated by reference to the Company’s Form 8-K filed with the Commission on December 1, 2006.

*99.1	Audited Financial Statements of McAleer Computer Associates, Inc. for the fiscal years ended December 31, 2004 and 2005.

*99.2	Unaudited financial statements of McAleer Computer Associates, Inc. for the nine months ended September 30, 2006 and 2005.

**99.3	Unaudited Pro Forma Combined Financial Information of Computer Software Innovations, Inc. and McAleer Computer Associates, Inc.

*	Previously filed
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: March 29, 2007

EXHIBIT INDEX

Exhibit Number	Description

*10.1	Warrant Amendment and Exchange Agreement between Computer Software Innovations, Inc. and Barron Partners LP dated December 29, 2006.

*10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant “A-1” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant “A-2” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.4	Computer Software Innovations, Inc. Common Stock Purchase Warrant “B-1” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.5	Computer Software Innovations, Inc. Common Stock Purchase Warrant “B-2” between Computer Software Innovations, Inc. and Barron Partners LP, with an original issue date of February 11, 2005 and a reissue date of December 29, 2006.

*10.6	Amended and Restated Loan and Security Agreement between RBC Centura Bank and Computer Software Innovations, Inc. dated January 2, 2007.

*10.7	Commercial Promissory Note in the Amount of $5,500,000 payable by Computer Software Innovations, Inc. to RBC Centura Bank dated January 2, 2007.

*10.8	Commercial Promissory Note in the Amount of $800,000 payable by Computer Software Innovations, Inc. to RBC Centura Bank dated January 2, 2007.

*10.9	Consulting Agreement between Computer Software Innovations, Inc. and William J. McAleer dated December 2, 2006.

*10.10	Confidentiality, Noncompetition and Nonsolicitation Agreement by and among Computer Software Innovations, Inc.; McAleer Computer Associates, Inc.; and William J. McAleer dated January 2, 2007.

*10.11	Bill of Sale by McAleer Computer Associates, Inc. in favor of Computer Software Innovations, Inc. dated January 2, 2007.

*10.12	Assignment and Assumption Agreement between McAleer Computer Associates, Inc. and Computer Software Innovations, Inc. (executed January 2, 2007).

*10.13	Warranty Deed from McAleer Computer Associates, Inc. to Computer Software Innovations dated January 2, 2007.

*10.14	Promissory Note in the amount of $525,000 payable by Computer Software Innovations, Inc. to McAleer Computer Associates, Inc. dated January 1, 2007.

*10.15	Mortgage granted by Computer Software Innovations, Inc. to BILLYMC, Inc. dated January 2, 2007.

*10.16	Asset Purchase Agreement for the Acquisition of Assets of McAleer Computer Associates, Inc. by Computer Software Innovations, Inc. dated November 27, 2006 among Computer Software Innovations, Inc., McAleer Computer Associates, Inc. and William J. McAleer, incorporated by reference to the Company’s Form 8-K filed with the Commission on December 1, 2006.

*99.1	Audited Financial Statements of McAleer Computer Associates, Inc. for the fiscal years ended December 31, 2004 and 2005.

*99.2	Unaudited financial statements of McAleer Computer Associates, Inc. for the nine months ended September 30, 2006 and 2005.

**99.3	Unaudited Pro Forma Combined Financial Information of Computer Software Innovations, Inc. and McAleer Computer Associates, Inc.

*	Previously filed
**	Furnished herewith